EXHIBIT 99.3

RSM Richter

Big Flash Corporation
(A Development Stage Company)

Pro Forma Consolidated Financial Statements
December 31, 2005
(Unaudited)
(Expressed in U.S. Funds)

Big Flash Corporation
  (A Development Stage Company)



Pro Forma Consolidated Financial Statements
December 31, 2005
(Unaudited)
(Expressed in U.S. Funds)





Contents


Compilation Report                                                      1

Balance Sheet                                                           2

Statement of Operations                                                 3

Notes to Pro Forma Consolidated Financial Statements                4 - 5

                                     RSM Richter S.E.N.C.R.L.
                                     Comptables agrees
                                     Chartered Accountants
                                     2, Place Alexis Nihon
                                     Montreal (Quebec) H3Z 3C2
                                     Telephone / Telephone : (514) 934-3400
                                     Telecopieur / Facsimile : (514) 934-3408 www.rsmrichter.com
Compilation Report

To the Shareholders and Board of Directors of Big Flash Corporation.

We have read the accompanying unaudited pro forma consolidated balance sheet of Big Flash Corporation as at December 31, 2005, and the related pro forma consolidated statement of operations for the year ended December 31, 2005, and have performed the following procedures:

1) Compared the figures in the column captioned "Intelgenx Corp." to the audited financial statements of Intelgenx Corp. for the year ended December 31, 2005 and found them to be in agreement.

2) Compared the figures in the column captioned "Big Flash Corporation" to the audited financial statements of Big Flash Corporation for the year ended December 31, 2005 and found them to be in agreement.

3) Made enquiries with certain officials of Intelgenx Corp. who are responsibile for financial and accounting matters with respect to:

          a) the basis for determination of the pro forma adjustments; and
          b) whether the pro forma consolidated financial statements comply as to form in all material respects with various Securities Commissions requirements.

         The officials:

          a) described to us the basis for determination of the pro forma adjustments; and
          b) stated that the pro forma consolidated statements comply as to form in all material respects with various Securities Commissions requirements.

4) Read the notes to the pro forma consolidated statements, and found them to be consistent with the basis described to us for determination of the pro forma adjustments.

5) Recalculated the application of the pro forma adjustments to the aggregate of the amounts in the columns captioned "Intelgenx Corp" and "Big Flash Corporation" as at December 31, 2005 and for the year then ended, and found the amounts in the columns captioned "Consolidated Balance Sheet" and "Consolidated Statement of Operations" to be arithmetically correct.

The pro forma consolidated balance sheet and related pro forma consolidated statement of operations are based on management's assumptions and adjustments which are inherently subjective. The foregoing procedures are substantially less than either an audit or a review, the objective of which is the expression of assurance with respect to management's assumptions, the pro forma adjustments, and the application of the adjustments to the historical financial information. Accordingly, we express no such assurance. The foregoing procedures would not necessarily reveal matters of significance to the pro forma consolidated balance sheet and related pro forma consolidated statement of operations, and we therefore make no representation about the sufficiency of the procedures for the purposes of a reader of such statements.

Signed RSM Richter LLP
--------------------------------
Chartered Accountants

Montreal, Quebec
March 10, 2006

Big Flash Corporation
  (A Development Stage Company)
                                      - 1 -


Pro Forma Consolidated Balance Sheet
As At December 31, 2005
(Unaudited - See Compilation Report)
(Expressed in U.S. Funds)



                                                                                              Consolidated
                                                 Intelgenx      Big Flash      Pro Forma         Balance
                                                   Corp.        Corporation    Adjustments        Sheet
                                                 -----------    -----------    -----------    ------------

Assets

Current

      Cash                                       $    10,938    $      --   b) $   817,129    $   828,067
      Accounts receivable                              5,858           --             --            5,858
      Prepaid expenses                                 3,186           --             --            3,186
      Investment tax credits receivable               69,576           --             --           69,576
      Income taxes recoverable                         9,400           --             --            9,400
                                                 -----------    -----------    -----------    ------------
                                                      98,958           --          817,129        916,087

Property and Equipment                               100,176           --             --          100,176
                                                 -----------    -----------    -----------    ------------

                                                 $   199,134    $      --      $   817,129    $ 1,016,263
                                                 ===========    ===========    ===========    ===========



Liabilities

Current

      Accounts payable and accrued liabilities        67,322            350           --           67,672
      Due to shareholder                                --           21,662           --           21,662
      Current maturity of long-term debt              14,000           --             --           14,000
                                                 -----------    -----------    -----------    ------------
                                                      81,322         22,012           --          103,334
                                                 -----------    -----------    -----------    ------------

Long-Term Debt                                        63,386           --             --           63,386
                                                 -----------    -----------    -----------    ------------
Loan Payable, Shareholder                             86,253           --             --           86,253
                                                 -----------    -----------    -----------    ------------


Shareholders' Equity

Capital Stock                                             77             15 b)c) 1,227,437      1,227,529

Additional Paid-In Capital                              --              985           (985)          --

Deficit                                              (31,904)       (23,012)  c)  (409,323)      (464,239)
                                                 -----------    -----------    -----------    ------------
                                                     (31,827)       (22,012)       817,129        763,290
                                                 -----------    -----------    -----------    ------------

                                                 $   199,134    $      --      $   817,129    $ 1,016,263
                                                 ===========    ===========    ===========    ===========

See accompanying notes

Big Flash Corporation
  (A Development Stage Company)


Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005
(Unaudited - See Compilation Report)
(Expressed in U.S. Funds)

                                                                                                 Consolidated
                                                 Intelgenx        Big Flash      Pro Forma      Statement of
                                                   Corp.         Corporation    Adjustments      Operations
                                                 -----------    -----------    -----------    ------------

Revenue                                          $     19,168    $       --      $       --      $     19,168
                                                 ------------    ------------    ------------    ------------

Expenses

Research and development costs                         91,969            --              --            91,969
Salaries                                               23,105            --              --            23,105
Travel expenses                                         7,119            --              --             7,119
Advertising and promotion                                 844            --              --               844
Telecommunications                                      2,671            --              --             2,671
Professional fees                                      10,362            --      (b)  410,326         420,688
Office and general                                      4,884           9,906            --            14,790
Taxes and insurance                                     3,186            --              --             3,186
Rent                                                   22,384            --              --            22,384
Interest and bank charges                               1,773           1,217            --             2,990
Interest on long-term debt                              5,946            --              --             5,946
Amortization - laboratory and office equipment         19,212            --              --            19,212
Amortization - leasehold improvements                   3,878            --              --             3,878
Amortization - computer equipment                       1,233            --              --             1,233
Foreign exchange                                          465            --              --               465
Research and development tax credits                  (44,298)           --              --           (44,298)
                                                 ------------    ------------    ------------    ------------

                                                      154,733          11,123         410,326         576,182
                                                 ------------    ------------    ------------    ------------


Loss Before Income Taxes                             (135,565)        (11,123)       (410,326)       (557,014)

Income taxes                                          (10,045)           --              --           (10,045)
                                                 ------------   -------------    ------------    ------------


Net Loss                                         $   (125,520)  $     (11,123)   $   (410,326)   $   (546,969)
                                                 ============   =============    ============    ============

Weighted Average Number of
  Shares Outstanding                                                                               16,000,000
                                                 ============   =============    ============    ============

Loss Per Share                                                                                   $      (0.03)
                                                 ============   =============    ============    ============

See accompanying notes

Big Flash Corporation
  (A Development Stage Company)

Notes to Pro Forma Consolidated Financial Statements
For the Year Ended December 31, 2005
(Unaudited - See Compilation Report)
(Expressed in U.S. Funds)



1.    Basis of Presentation

      Effective April 28, 2006, Big Flash Corporation completed the acquisition of 100% of the outstanding shares of common stock of Intelgenx Corp. in a transaction that has been accounted for as a recapitalization of Intelgenx Corp.

      All of Intelgenx Corp.'s shares, through a series of exchanges, are exchanged for shares of Big Flash Corporation's common shares and/or exchangeable shares of Big Flash Corporation's Exchangeco, a wholly-owned subsidiary of Big Flash Corporation. The exchangeable shares are exchangeable for common shares of Big Flash Corporation on a one for one basis. Until such time as the holders of the exchangeable shares wish to exchange their shares for Big Flash Corporation shares, the Big Flash Corporation shares are held in trust by a trustee on behalf of the exchangeable share holders. The trustee shall be entitled to the voting rights in Big Flash Corporation as stated in the terms of the exchange and voting agreement and shall exercise these voting rights according to the instructions of the holders of the exchangeable shares on a basis of one vote for every exchangeable share held.

      In  the  unaudited  pro  forma  consolidated  financial  statements,   the
      adjustments are made to reflect the financial condition and results of operations of Intelgenx Corp. as the independent public operating entity.

      The pro forma unaudited consolidated financial information may not be indicative of the financial position and results of operations that would have occurred if the recapitalization had been in effect on the date indicated or of the financial position or operating results which may be obtained in the future.

      The pro forma unaudited consolidated balance sheet of Big Flash Corporation as at December 31, 2005 and the related pro forma unaudited consolidated statement of operations for the year ended December 31, 2005 have been derived from the audited financial statements of Intelgenx Corp. and Big Flash Corporation for the year ended December 31, 2005 and the assumptions and adjustments outlined in note 2.

      The Big Flash Corporation's audited financial statements have been audited by Chisholm, Bierwolf & Nilson, LLC, while Intelgenx Corp.'s audited financial statements have been audited by RSM Richter, LLP.


2.    Pro Forma Assumptions and Adjustments

      The accompanying pro forma unaudited consolidated financial statements of Big Flash Corporation have been prepared to reflect the following assumptions and adjustments:

      a) Intelgenx Corp. will exchange its existing 10,000 common shares for 10,991,000 common shares.

Big Flash Corporation
(A Development Stage Company)


Notes to Pro Forma Consolidated Financial Statements
For the Year Ended December 31, 2005
(Unaudited - See Compilation Report)
(Expressed in U.S. Funds)


2.    Pro Forma Assumptions and Adjustments (Cont'd)

      b) Intelgenx Corp. will issue 3,191,489 common shares for aggregate net proceeds of $1,000,000 Canadian, converted at a rate of C$1.23/US$1.00, on closing of the Offering after deducting estimated expenses of the Offering and related transaction fees.

      c) Big Flash Corporation will purchase all of the issued and outstanding common shares of Intelgenx Corp. on the basis of each issued and outstanding common share being exchanged for one Big Flash Corporation common share or one Class B exchangeable share of Big Flash Corporation's Exchangeco (and ancillary rights), which is substantially the economic equivalent of a common share of Big Flash Corporation.

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